UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 17, 2017 (July 7, 2017)

GREEN SPIRIT INDUSTRIES INC.

(Exact name of Registrant as Specified in its Charter)

Nevada	333-141929	14-1982491
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Cond. Madrid Suite 304, 1760 Loiza Street

San Juan, Puerto Rico 00911

(Address of principal executive offices)

(787) 641-8447

(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

Item 1.01	Entry Into a Material Definitive Agreement

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported in the Current Report on Form 8-K filed on May 16, 2017, by Green Spirit Industries, Inc. (the “Company”), as of May 11, 2017, the Company, through its wholly-owned subsidiary, Project 1493, LLC (“1493”), acquired four medical marijuana dispensaries located in the following cities in Puerto Rico: (1) Fajardo (the “Fajardo Dispensary”), (2) Carolina (the “Carolina Dispensary”), (3) Dorado (the “Dorado Dispensary”), and (4) San Juan (the “San Juan Dispensary”). The four medical marijuana dispensaries will not be fully licensed until construction of the dispensaries are completed and the Department of Health of Puerto Rico issues the requisite operating permit for each of the dispensaries.

Final Purchasing Agreement with Puerto Rico Industrial Holdings Biotech Corporation

On July 7, 2017, 1493 entered into a final purchasing agreement (the “PRIH Agreement”) with Puerto Rico Industrial Holdings Biotech Corporation, a corporation formed under the laws of the Commonwealth of Puerto Rico (“PRIH”), pursuant to which we acquired all of the legal rights, permits, licenses, leasing contracts and assets pertaining to the Carolina Dispensary, the Dorado Dispensary and the Fajardo Dispensary, in exchange for $300,000, $150,000 of which shall be deposited into an escrow account until the closing of the PRIH Agreement.

In connection with the PRIH Agreement, 1493, PRIH and Heras P.M. & I, Corp., a corporation formed under the laws of the Commonwealth of Puerto Rico (“Heras”), entered into an assignment of lease on June 15, 2017, (the “Carolina Lease Assignment”) which transfers and/or assigns the rights under the lease agreement for the location of the Carolina Dispensary to 1493. PRIH entered into such lease agreement, dated August 26, 2016, with Heras to lease approximately 2,500 rentable square feet for a term of five (5) years, commencing on September 1, 2016. The lease payments for such location will be $4,500 per month, with an annual increase of 5%.

1493, PRIH and Efron Dorado, S.E., a corporation formed under the laws of the Commonwealth of Puerto Rico (“Efron”), entered into an assignment of lease on June 7, 2017, (the “Dorado Lease Assignment”) which transfers and/or assigns the rights under the lease agreement for the location of the Dorado Dispensary to 1493. PRIH entered into such lease agreement, dated August 30, 2016, with Efron to lease approximately 1,900 rentable square feet for a term of three (3) years, commencing on December 1, 2016. The lease payments for such location will be an annual amount of $57,000, with an additional monthly marketing fee of $158.33.

The Company is currently in the process of entering into an assignment of lease for the location of the Fajardo Dispensary. PRIH entered into a lease agreement, dated August 30, 2016, with Jose Ramon Carino Ribot to lease approximately 2,774 rentable square feet for a term of seventy-eight (78) months, with three (3) options to renew the lease for an additional term of sixty (60) months. The lease payments for such location will be $3,000 per month, with an annual increase of 5% for the initial term and any subsequent renewals of the lease. In addition, the tenant must pay an annual fee of $1,315.71 for property taxes and $1,275 for property insurance.

Pursuant to a non-compete clause set forth in the PRIH Agreement, PRIH has agreed not to establish a Medical Cannabis dispensary within a two-mile radius from any of the three dispensaries. Each of the parties to the PRIH Agreement has made customary representations and considerations in the PRIH Agreement.

The foregoing descriptions of the PRIH Agreement, the Carolina Lease Assignment and the Dorado Lease Assignment do not purport to be complete and are subject to, and qualified in their entirety by reference to the exhibits filed herewith, which exhibits are incorporated herein by reference.

Final Purchasing Agreement with Good Vibes Distributors, LLC

On July 7, 2017, 1493 entered into a final purchasing agreement (the “GVD Agreement”) with Good Vibes Distributors, LLC, a corporation formed under the laws of the Commonwealth of Puerto Rico (“GVD”), pursuant to which we acquired the dispensary prequalification license for the San Juan Dispensary, in exchange for $75,000. Pursuant to the GVD Agreement, 1493 has agreed to deposit the $7,500 to an escrow account until the closing of the GVD Agreement. At the closing, 1493 shall transfer the remaining balance in the amount of $67,500 to GVD.

Pursuant to non-compete clause set forth in the GVD Agreement, GVD has agreed not to establish a Medical Cannabis dispensary within a two-mile radius from the San Juan Dispensary. Each of parties to the GVD Agreement has made customary representations and considerations in the GVD Agreement.

On July 11, 2017, 1493 entered into a lease agreement (the “Lease Agreement”) with Olympic Properties, Inc., a corporation formed under the laws of the Commonwealth of Puerto Rico, to lease approximately 1,500 square feet and 8 parking spaces on the first floor of 509-511 Andalucia Street in San Juan, Puerto Rico, for the location of the San Juan Dispensary. The lease payments pursuant to the Lease Agreement shall be $1,600 per month for the initial three (3) years commencing on August 1, 2017, after which the lease payment shall increase each year by 5% commencing on July 31, 2020.

The foregoing descriptions of the GVD Agreement and the Lease Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to the exhibits filed herewith, which exhibits are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

10.1	Final Purchasing Agreement between Puerto Rico Industrial Commercial Holdings Biotech Corporation and Project 1493, LLC, dated July 7, 2017.
10.2	Carolina Lease Assignment, dated June 15, 2017
10.3	Dorado Lease Assignment, dated June 7, 2017
10.4	Final Purchasing Agreement between Good Vibes Distributors, LLC, and Project 1493, LLC, dated July 7, 2017.
10.5	Lease Agreement between Olympic Properties, Inc. and Project 1493, LLC, dated July 11, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN SPIRIT INDUSTRIES INC.

	By:	/s/ Leslie Ball
	Name:	Leslie Ball
	Title:	Chief Executive Officer

DATE: July 17, 2017